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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 16, 2001
                Date of report (Date of earliest event reported)



                       UNITED SHIPPING & TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

         Utah                         000-28452                  87-0355929
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       Of Incorporation)                                     Identification No.)


         9850 51st Avenue North, Suite 110, Minneapolis, Minnesota 55442
                    (Address of Principal Executive Offices)


                                 (952) 941-4080
              (Registrant's telephone number, including area code)
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ITEM 5.   Other Events.
          ------------

     On July 16, 2001, United Shipping & Technology, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference relating to a negotiated settlement with Corporate Express, Inc. which will eliminate approximately $43 million of balance sheet liabilities.


ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.


               Exhibit No.   Description
               -----------   -----------

                  99.1 Press release dated July 16, 2001 relating to a negotiated settlement with Corporate Express, Inc. which will eliminate approximately $43 million of balance sheet liabilities.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:  July 16, 2001                  By: /s/ Wesley C. Fredenburg
                                          --------------------------------------
                                      Name:  Wesley C. Fredenburg
                                      Title: Secretary and General Counsel
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                                INDEX TO EXHIBITS


Exhibit No.         Description
-----------         -----------

 99.1 Press release dated July 16, 2001 relating to a negotiated settlement with Corporate Express, Inc. which will eliminate approximately $43 million of balance sheet liabilities.